CESCA

A Boyalife Company

Clinical Excellence in Stem Cell Applications



Presentation to Dawson James Securities

May 11, 2017

Chris Xu, Ph.D., Chairman & Interim CEO

Vivian Liu, COO

Forward Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as "may," "could," "potential," "continue," and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

CESCA
A Boyalife Company

Who We Are

➢ Cesca is a leading regenerative medicine company that develops, commercializes and markets automated technologies for cell-based therapeutics.

- **Device** division – ThermoGenesis – develops and markets a full suite of solutions for automated clinical biobanking, point-of-care applications, and automation for immuno-oncology.
- **Therapeutics** division is leveraging its proprietary AutoXpress® technology platform to develop autologous stem cell-based therapies that address significant unmet needs in the vascular, cardiology and orthopedic markets.

CESCA
A Boyalife Company

Financial Snapshot

• Nasdaq:	KOOL
• Recent close:	$3.23*
• Shares out:	9.9 million
• Fully diluted:	14.4 million
• Market cap:	$31.7 million
• 52 Week High/Low:	$7.39/$1.85
• TTM Revenue:	$14 million
• Cash:	$3.8 million
• Largest Shareholder:	Boyalife Group (70%)

* May 5, 2017

CESCA
A Boyalife Company

Cell-Based Therapeutics – Next Pillar of Medicine?


Science
Translational
Medicine
Online Issue 27 February 2013

Cell-based therapeutics – next pillar of medicine

M.A. Fischbach, J.A. Bluestone and W.A. Lim

—— Science Translational Medicine, Vol. 5, Issue 179, pp.179

Two decades ago, the pharmaceutical industry—long dominated by small-molecule drugs—was revolutionized by the the advent of biologics. Today, biomedicine sits on the cusp of a new revolution: the use of microbial and human cells as versatile therapeutic engines.

Small Molecule Drugs	→	Large Molecule Drugs	→	Cellular Drugs
Since 1940s		1990s		2010s
i.e. NSAIDs		i.e. Enbrel, Remicade, Humira		i.e. Stem cell, Immunotherapy

CESCA
A Boyalife Company

Cesca - Leading Provider of Automation for Cell-Based Therapeutics

CESCA
A Boyalife Company

Clinical Development
(USA)

thermogenesis

Device Division
(USA)



Point-of-Care/Lab-based
cGMP
Closed Systems
Scalable

TotipotentRX™
cellular medicine

Clinical Development
(India)



CESCA
A Boyalife Company

A Long History of Providing Cutting-Edge Technology to the Stem Cell Industry


Point-of-Care/Lab-based
cGMP
Closed Systems
Scalable
bioarchive

Global Clients in Stem Cell Industry (partial list)

HONG KONG RED CROSS 香港紅十字會
New York Blood Center
cordlife one chance, one choice.
TEXAS STEM CELL
CRYO LIFE 生命之緣臍血庫 Best Cord Blood Bank
BANGKOK STEM CELL
北科生物 Beike Bio-Technology
Cbr cord blood registry®
THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center
HealthBaby 生寶臍帶血庫
中國臍帶血庫企業集團 China Cord Blood Corporation
Duke UNIVERSITY
广东省脐带血造血干细胞库

Cesca's Automated Solutions for Cell-based Therapeutics

- **Clinical BioBanking**
  AXP® + BioArchive® provide automated isolation, collection and storage of cord blood stem cell concentrates

- **Point-of-Care Solutions for Cell-Based Therapeutics**
  MXP™, allows for the rapid, automated processing of autologous peripheral or bone marrow derived stem cells at the point-of-care, such as the at surgical centers or clinics

- **Cellular Processing for Immuno-Oncology Applications**
  CXP™ + BioArchive® allow for the automated manufacturing, expansion and storage of cellular therapies for immuno-oncology, including various T-cell and nature killer (NK) cell based therapies

CESCA
A Boyalife Company

Strategic Focus

(1) Advancing proprietary technologies for automated Point-of-Care (PoC) autologous cell processing

(2) Developing clinical applications around proprietary Point-of-Care (PoC) platform

(3) Developing automations for immuno-oncology applications, i.e. CAR-T

AutoXpress™ – Fast Growing Need for Autologous Cellular Processing at Point-of-Care Clinic Setting


thermogenesis axp
marrowXpress


1
2
3


VXP Disposable
Patented "Smart Vision" Selection Technology
Plasma
WBCs
RBCs
Optical Sensor
Waste Bag
Closed Stopcock
Cell Dose Bag
Cytokines
Target Cells
LED
Photodiode
Flow
RBCs
Cell Dose (Dose Bag
Unwanted Cells
Cell Selection Algorithm Controller



- **MXP™** The AutoXpressTM Device delivers an automated, rapid, "smart-vision" based cell enrichment and ensures consistency and reliability at Point-of-Care setting
- Various applications for vascular diseases, orthopedic and other clinical applications

CESCA
A Boyalife Company

Point-of-Care for Autologous Cell Applications



Collect Cells
Select Cells
Verify Dose
Treatment
60
Minutes

MarrowXpress™ System

- Fast Point-of-Care device for cellular processing in the Operating Room
  - Peripheral blood or bone marrow
  - Minimally manipulated
  - High cell dose accuracy and potency
- Safe and Fast
  - Autologous bone marrow derived stem cells
  - Single 60 Minute Patient Procedure
  - Consistent high cell counts
- Closed system
  - Clinical ready
  - Targeted and optimized cell delivery

CESCA
A Boyalife Company

Strategic Focus (II)

(1) Advancing proprietary technologies for automated Point-of-Care (PoC) autologous cell processing

(2) Developing clinical applications around proprietary Point-of-Care (PoC) platform

(3) Developing automations for immuno-oncology applications, i.e. CAR-T

CESCA
A Boyalife Company

Strong Growth in Autologous Cell Applications



14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Transplants
Autologous
Related Donor
Unrelated Donor
'80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10

Source: CIBMTR

CESCA
A Boyalife Company

Critical Limb Ischemia (CLI)







- Critical Limb Ischemia (CLI) is the Most Severe Form of Peripheral Artery Disease
  - ~ 1M Incidences in the U.S. Fueled by the Epidemic of Diabetes and the Aging Population
  - Results in ~70,000 Major Amputations and 134,000 Minor Amputations per annum in the U.S.
  - Dismal Patient Outcomes Associated with Amputation and Significant Economic Burden for the Health Care System
- Cesca Target Population
  - Age 35-85
  - Rutherford Category 4 & 5
  - No Option or Considered Poor Option for Surgical or Endovascular Procedures

CESCA A Boyalife Company

CLI Feasibility Trial Results

Clinical Outcomes

- No Adverse Events Related to Treatment
- Major Amputation-Free Rate Post-Therapy of 82.4% in “No-Option” Patient Cohort
- Verified Revascularization, with Improvements in:
  - Collateral Vessel Numbers & Size
  - Ankle Brachial Index (ABI)
  - Transcutaneous Oxygen Pressure (TcPO2)
- Reduction in Pain
  - Claudication Pain Reduced by 97%
  - Rest Pain Reduced by 100%
- Significant Improvement in 6 min Walk Test

Major Revascularization


Distal Thigh (P=0.01)
Proximal Leg (P=0.03)

Day 0 Day 365

Trial Design

- N = 17; all “no-option” patients with near-term leg amputation recommended
- 12 month follow-up data

CESCA
A Boyalife Company

US FDA Approved Phase III - CLI Clinical Trial

Clinical Trial Design

Superiority Study – Treatment vs. Sham

- Randomized (1:1), Double Blinded Study
- Rutherford 4 & 5
  - No-Option & Poor-Option Subjects
- Sample size (n) = 362
  - Power 80%
  - Delta of 13%
  - Dropout Rate 10% (Included)
- 12 Month Follow Up
- Up to 40 Clinical Trial Sites

Study Principal Investigator:

- Dr. Richard Powell, M.D.
  Chief, Vascular Surgery Dartmouth

Endpoints

Primary Endpoint:

- The difference in AFS measured over 12 months between the treatment and sham arm (Kaplan-Meier)

Secondary:

- Minor Amputation
- Change in TcPO2
- Wound Reduction
- Quality of Life
- Ankle Brachial Index
- Rest Pain Assessment

CESCA
A Boyalife Company

Pipeline in Development

Specialty	Indication	Patients	Trial Status
Cardiovascular	AMI	40	Phase 1b IRB Approved
	Stroke	15	Phase 1a Under Regulatory Review
	CLI	17 13	Phase 1b Completed (Intra-Muscular) Phase 1 Completed (Intra-Arterial)
	Non Healing Ulcers	10	Pilot
Orthopedic	OA	50	Pilot Completed
	Non Union	30 17	Pilot Completed Phase 1 Completed
	Avascular Necrosis	10	Pilot Completed

More than 300 patients treated in other trials and applications

CESCA
A Boyalife Company

Building a Pipeline Around Proprietary Platform

	Indication	Pre-Clinical/Pilot	PI/Ib	PII	PIII	Platform	Market
	Vascular						
✓	AMI	Single Patient				SurgWerks	$700M
✓	CLI		17 Patients		IDE	SurgWerks	$2B
✓	Ischemic Stroke						$5B
	Non-Healing Ulcer	10 Patients	510(k)				$800M
	Orthopedic						
	Spinal Fusion	15 Patients				SurgWerks	$800M
✓	Osteoarthritis	50 Patients				SurgWerks	$5B
✓	Non-Union Fracture	49 Patients				SurgWerks	$1B
✓	Avascular Necrosis	10 Patients				SurgWerks	$800M
	Hematology / Oncology						
	Bone Marrow Transplant	5 Patients	510(k)			CellWerks	$100M

✓ Indicates Prioritized Near Term Opportunities

CESCA
A Boyalife Company

Strategic Focus (III)

(1) Advancing proprietary technologies for automated Point-of-Care (PoC) autologous cell processing

(2) Developing clinical applications around proprietary Point-of-Care (PoC) platform

(3) Developing automations for immuno-oncology applications, i.e. CAR-T

CESCA
A Boyalife Company

Immuno-Oncology Applications

CXP™ + BioArchive® = automated manufacturing, expansion and storage of cellular therapies for immuno-oncology, including various T-cell and nature killer (NK) cell based therapies

CESCA
A Boyalife Company

Milestones for Next 12 Months

- Expand medical device product pipeline
- Transform clinical program by building a robust clinical pipeline based on proprietary AutoExpress™ platform
- Secure one or more strategic partnerships for clinical co-development

Thank You !

Company Contact: Vivian Liu
vliu@cescatherapeutics.com
916-858-5185

Investor Contact: Paula Schwartz
Paula Schwartz <pschwartz@rxir.com>
RX Communications
917-322-2216